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                                  EXHIBIT 5.1
                  AUL AMERICAN SERIES ENROLLMENT FORM P-12464
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                                                      AUL American Series Enrollment
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         American United Life Insurance Company                       Contract # __________________

1.       Participation Information: __ Male __ Female                  9.       Suitability Information:
                                                                       All answers to be supplied by the Participant.
         Name:_____________________________________                    Occupation/Title:________________________________
         Social Security Number:___________________                    Annual Income (salary):__________________________
         Date of Birth:____________________________                    Other Income:____________________________________
         Date of Employment: ______________________                    Total Household Income:__________________________
         Residence Address:________________________                    Net Worth:_______________________________________
                                    (Street)                           Liquid Net Worth: _______________________________
                           ________________________                    Approximate Tax Bracket ______%
                           (City)   (State)  (Zip)                     Filing Status: __ Single __ Married __ Head of Household
         Daytime Phone: (___)______________________                    Number of dependents: ________
         Employer._________________________________                    Name             Relationship               Age
         Employer Address:_________________________                    _________        _______________            _____
                                    (Street)                           _________        _______________            _____
                          _________________________                    _________        _______________            _____
                           (City)  (State)    (zip)
2.       Is the participant/annuitant owner an associated              10.      Investment Objective Income: (cheek one)
         person of another NASD member? __ Yes __ No                   Capital Preservation ____ Income ______
3.        Enrollment For:                                              (Conservative)                     (Moderate)
         __ Section 403(b) Tax Deferred Annuity (TDA)
         __ Section 457 Deferred Compensation                          Total Return____  Capital Appreciation____
         __ IRA __ Simple IRA                                          (Moderate)                (Aggressive)
         __ SEP-IRA                                                    Investment Experience              Number of years
         (NOTE: If enrollment is for employer sponsored                Stocks                             ________
         TDA, use Employer Sponsored TDA Enrollment                    Bonds                              ________
         Form.)                                                        Mutual Funds                       ________
4.       Contribution Allocation Instructions:                         Other                              ________
         In the event that: (a) AUL has all of the infor-              __________________________________________________
         mation necessary to establish my Participant                  Receipt is acknowledged of the current prospectus
         account, (b) my Employer is not directing                     of the AUL American Series Fund, Inc., the AUL
         investment of my contributions, and (c) AUL                   American Unit Trust and for any other Mutual Fund
         has not received my Investment Option Election                being purchased by the Unit Trust for my variable
         Form, I hereby direct, by signing below, that AUL             annuity account or variable insurance portfolio.
         apply any contributions received on my behalf to              Payment and values provided by the contract when
          the AUL American Money Market Investment                     based on investment performance of the Unit Trust
         Account.  This election shall continue in effect              are variable and are not guaranteed as to unit value.
         until a properly completed Investment Option                  I understand the restrictions on distributions from
         Election form is received by AUL.                             a 403(b) tax deferred annuity as set out in Section
                                                                       403(b)(11) of the Internal Revenue Code and in the
5.       Contribution Type:                                            current AUL American Unit Trust Prospectus.
         (The allocation contribution should address each
         contribution type checked below. Check any that               Under penalties of perjury, I hereby certify (1) that
         apply):                                                       the Social Security or Taxpayer I.D. Number above
         __ Periodic Contribution __ Transfer __ Rollover              is correct and (2) that I am not subject to backup
                                                                       withholding because (a) I have not been notified
         6. Contribution Information:                                  that I am subject to backup withholding as a
         a.   Initial Amount $__________ or________%                   result of a failure to report all interest or dividends,
         b. Employer Frequency:_________________                       or (b) the I.R.S. has notified me that I am no longer
         c. Source of Rollover or Transfer._________                   subject to backup withholding. [Cross out (2) if it is
                                                                       not correct.] I agree that the above statements are
7.       Does this annuity replace any existing insurance              true and correct to the best of my knowledge and
         or annuity?                                                   belief and are made a basis for my application.
         __ Yes __ No                                                  The Internal Revenue Service does not require your
                                                                       consent to any portions of this document other
         If yes, submit any required replacement forms.                than the certifications required to avoid backup
                                                                       withholding.
8.        Beneficiary for Death Benefit:
         On Section 457 Deferred Compensation Plans:                   __ I request a current Statement of Additional
         please see plan document regarding the appropriate            Information for the AUL American Unit Trust
         exclusive benefit rule. The plan document will                and the AUL American Series Fund, Inc. and for
         supersede any beneficiaries provided on this form.            any other Mutual Fund being purchased by the Unit
         Show relationships and show how divided if                    Trust for my variable annuity account.
         multiple beneficiaries.
         Primary : ______________________________________%             _________________________________________________
                  (Beneficiary)             (Relationship)             Participant's Signature                      Date
                  _______________________________________%             _________________________________________________
                  (Beneficiary)             (Relationship)             Registered Representative Signature          Date
         Secondary: _____________________________________%             _________________________________________________
                  (Beneficiary)             (Relationship)             Print Registered Representative Name       Number
                  _______________________________________%             _________________________________________________
                  (Beneficiary)             (Relationship)             Broker/Dealer Approval                       Date

         P-12464D White - AUL Broker/Dealer  Yellow - Outside Broker/Dealer-Registered Rep  Pink - AUL Home
         Office Go/d - Participant          Rev. 11/97
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